SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement  [_] Confidential,  for  Use  of the Commission
                                      Only (as  permitted by Rule 14a-6(e)(2))
[X] Definitive  Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12



                              DIGITAL FUSION, INC.
                (Name of Registrant as Specified in Its Charter)
                       ----------------------------------


    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         ------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

         ------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         ------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

         ------------------------------------------

     (5) Total fee paid:

         -------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

         -------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

         -------------------------------------------

     (3) Filing Party:

         -------------------------------------------

     (4) Date Filed:

         -------------------------------------------

                                [DIGITAL FUSION]




                                  May 11, 2005




Dear Stockholder:

         It is my pleasure to invite you to the 2005 Annual Meeting of Stockholders of Digital Fusion, Inc. The 2005 Annual Meeting will be held on June 28, 2005, at 10:30 a.m., local time, at the Huntsville Marriott located at Five Tranquility Base, Huntsville, Alabama.

         The notice of the meeting and proxy statement on the following pages contains information on the formal business of the meeting. Whether or not you expect to attend the meeting, please sign, date, and return your proxy promptly in the enclosed envelope to assure your stock will be represented at the meeting.

         The continuing interest of the stockholders in the business of the Company is gratefully acknowledged and appreciated.

                                                    Sincerely,


                                                     /s/ Roy E. Crippen, III
                                                    ---------------------------
                                                     Roy E. Crippen, Iii,
                                                     Chairman of the Board and
                                                     Chief Executive Officer

                              DIGITAL FUSION, INC.
                             4940-A CORPORATE DRIVE
                            HUNTSVILLE, ALABAMA 35805

                  NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 28, 2005
                             ----------------------

TO OUR SHAREHOLDERS:

         The Annual Meeting of Stockholders of Digital Fusion, Inc. ("Digital Fusion" or the "Company") will be held on June 28, 2005, at the Huntsville Marriott located at Five Tranquility Base, Huntsville, Alabama, 10:30 a.m., local time, to consider and act upon the following matters:

     1. To elect seven directors to serve on the Company's board of directors until their successors are elected and duly qualified;

     2. To amend the Articles of Incorporation to increase the number of authorized shares of common stock;

     3. To approve the adoption of the Digital Fusion, Inc. 2005 Stock Option Plan;

     4. To ratify the appointment of Pender Newkirk & Company as the independent auditors for Digital Fusion for the fiscal year ending December 31, 2005; and

     5. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only shareholders of record at the close of business on May 2, 2005 are entitled to notice of and to vote at this Meeting and any adjournments thereof. For ten days prior to the meeting, a complete list of the shareholders entitled to vote at the Meeting will be available for examination by any shareholder for any purpose relating to the Meeting during ordinary business hours at the executive offices of the Company in Huntsville, Alabama.

                                       By Order of the Board of Directors,

                                       /S/ Elena I. Crosby
                                       ------------------------------------
                                       Elena I. Crosby,
                                       Corporate Secretary

Huntsville, Alabama
May 11, 2005
                                    IMPORTANT

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE, WHETHER OR NOT YOU INTEND TO ATTEND THE MEETING. PROXIES ARE REVOCABLE, AND ANY SHAREHOLDER MAY WITHDRAW THEIR PROXY AND VOTE IN PERSON AT THE MEETING.

                              DIGITAL FUSION, INC.
                             4940-A CORPORATE DRIVE
                              HUNTSVILLE, AL 35805
                                 (256) 837-2620

                              -------------------
                                 PROXY STATEMENT
                              -------------------

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Digital Fusion, Inc. (the "Company") for use at the 2005 Annual Meeting of Stockholders to be held on Tuesday, June 28, 2005 at 10:30 a.m. local time at the Huntsville Marriott located at Five Tranquility Base, Huntsville, Alabama, or at any postponements or adjournments thereof. Your vote at the Annual Meeting is important to us. Please vote your shares of Digital Fusion common stock (the "Common Stock") by completing the enclosed proxy card and returning it in the enclosed envelope. The approximate date on which this Proxy Statement and the accompanying proxy card will be mailed to stockholders is May 16, 2005.

                  GENERAL INFORMATION ABOUT THE ANNUAL MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?


        At our Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this Proxy Statement, including the election of seven directors, approval of an amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of common stock, approval of the 2005 Stock Option Plan, and ratification of the appointment of our Company's independent auditors.


WHO IS ENTITLED TO VOTE?


        Only stockholders of record at the close of business on May 2, 2005, the record date for the meeting, are entitled to receive notice of and to participate in the Annual Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the Annual Meeting, or any postponements or adjournments of the meeting. Each outstanding share of Common Stock owned by you on May 2, 2005 entitles you to one vote on each matter considered at the Annual Meeting. The enclosed proxy card shows the number of shares owned by you as of the record date.


WHO CAN ATTEND THE ANNUAL MEETING?


        All stockholders of record as of the record date, or their duly appointed proxies, may attend the meeting.


WHAT CONSTITUTES A QUORUM?

        The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the Common Stock outstanding on the record date will constitute a quorum. As of April 20, 2005, a total of 10,804,214 shares of Common Stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of Common Stock representing at least 51% of the votes will be required to establish a quorum for the transaction of business at the Annual Meeting.

HOW DO I VOTE?


        If you complete and properly sign the accompanying proxy card and return it, your shares of Common Stock will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.


CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?


        Yes. Even after you have submitted your proxy, you may revoke or change your vote at any time before the proxy is exercised by providing Elena I. Crosby, our Corporate Secretary, either a written notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the Annual Meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.


WHAT ARE THE BOARD'S RECOMMENDATIONS?


        Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Company's Board of Directors. The Board's recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

          o    FOR election of the  nominated  slate of Directors  (see Proposal
               1);

          o    FOR  amending  the  Restated   Certificate  of  Incorporation  to
               increase the number of authorized shares of common stock (see Proposal 2);

          o FOR approval of the adoption of the Digital Fusion, Inc. 2005 Stock Option Plan (see Proposal 3); and

          o FOR ratification of the appointment of Pender Newkirk & Company as the Company's independent auditors for fiscal 2005 (see Proposal 4).

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?


        ELECTION OF DIRECTORS. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of the directors. A properly executed proxy marked "Withhold Authority" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

      OTHER ITEMS. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

  If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?


        Aside from the election of the directors, approval of an amendment to the Company's articles of incorporation to increase the number of authorized shares of the Company's common stock, approval of the 2005 Stock Option Plan and the ratification of the selection of our auditors, the Board of Directors knows of no other maters to be presented at the Annual Meeting. If any other matter should be presented at the meeting upon which a vote properly may be taken, the shares represented by the proxy holders will be voted in the discretion of the proxy holders.


WHO PAYS FOR THIS PROXY SOLICITATION?


        We do. The proxies being solicited in connection with this Proxy Statement are being solicited by the Board of Directors and the costs will be borne by the Company. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of our stock.

             SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 20, 2005 by: (i) each person or entity who is known by Digital Fusion to own beneficially 5% or more of the outstanding shares of common stock, (ii) each of the executive officers named in the Summary Compensation Table above, (iii) each director, and (iv) all of our executive officers and directors as a group.


--------------------------------------------------------------------------------------------------------------------
                                                                               AMOUNT AND NATURE
                                                                                 OF BENEFICIAL       PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL OWNER(17)                                         OWNERSHIP (1)          CLASS (2)
----------------------------------------                                         -------------         ---------
Roy Crippen III (3)......................................................            968,655              8.9%
Gary S. Ryan (4).........................................................            183,300              1.7%
Christopher Brunhoeber (5)...............................................             20,000              *
Elena I. Crosby (6)......................................................             48,800              *
Edward G. Rawlinson (7)..................................................             82,000              *
Joseph L. Summers (8)....................................................             50,000              *
Michael W. Wicks (9).....................................................            580,000              5.4%
Jeffrey L. Williams (10).................................................             81,333              *
Jay M. Garner (11).......................................................             15,000              *
O. G. Greene (12)........................................................            144,000              1.3%
G. Stewart Hall (13).....................................................          2,340,001             21.2%
Frank Libutti (14).......................................................             15,000              *
Charles F. Lofty (15)....................................................             18,500              *
Nicholas R. Loglisci, Jr. (16)  .........................................            590,567              5.4%
Madison Run, LLC ........................................................          2,325,001             21.1%
All executive officers and directors as a group (13 persons).............          4,546,589             39.7%
--------------------------------------------------------------------------------------------------------------------


-----------
    * Indicates less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options and warrants held by that person that are currently exercisable or are exercisable within 60 days of April 20, 2005 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, the stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder's name.

(2)  10,804,214 shares of common stock are outstanding as of April 20, 2005.

(3) Includes 125,000 shares of common stock Mr. Crippen has the right to acquire through the exercise of stock options.

(4) Includes 33,300 shares of common stock Mr. Ryan has the right to acquire through the exercise of stock options.

(5) Includes 20,000 shares of common stock Mr. Brunhoeber has the right to acquire through the exercise of stock options.

(6) Includes 47,800 shares of common stock Ms. Crosby has the right to acquire through the exercise of stock options.

(7) Includes 82,000 shares of common stock Mr. Rawlinson has the right to acquire through the exercise of stock options.

(8) Includes 50,000 shares of common stock Mr. Summers has the right to acquire through the exercise of stock options.

(9) Includes 5,000 shares of common stock Mr. Wicks has the right to acquire through the exercise of stock options.

(10) Includes 74,083 shares of common stock Mr. Williams has the right to acquire through the exercise of stock options.

 (11) Includes 15,000 shares
     of common stock Mr. Garner has the right to acquire through the exercise of stock options.

 (12) Includes 144,000 shares of common stock Mr. Greene has the right to acquire through the exercise of stock options.

(13) Mr. Hall's shares include 15,000 shares he has the right to acquire through the exercise of a stock option, 2,112,162 common stock shares owned by Madison Run, LLC and 212,839 shares Madison Run, LLC has the right to acquire through the exercise of a warrant.

(14) Includes 15,000 shares of common stock Mr. Libutti has the right to acquire through the exercise of stock options.

(15) Includes 18,500 shares of common stock that Mr. Lofty has the right to acquire through the exercise of stock options.

(16) Includes 198,000 shares of common stock that Mr. Loglisci has the right to acquire through the exercise of stock options.

(17) Unless otherwise indicated, the address of each beneficial owner is 4940-A Corporate Drive, Huntsville, AL 35805.


                        PROPOSAL 1: ELECTION OF DIRECTORS

         The seven persons named below, who are currently members of our Board of Directors, have been nominated for re-election to serve until the next Annual Meeting of Stockholders and until their respective successors have been elected and qualified.

         Unless stated to be voted otherwise, each proxy will be voted for the election of the nominees named below. All of the nominees have consented to serve as directors if elected. If at the time of the Annual Meeting any nominee is unable or declines to serve, the proxies may be voted for any other person who shall be nominated by the present Board of Directors to fill the vacancy.

DIRECTORS--NOMINATED TO BE RE-ELECTED AT THE 2005 ANNUAL MEETING

        ROY E. CRIPPEN, III, 46. Mr. Crippen has served as a director of the Company since March 2000 and became Chairman of the Board in March 2005. Mr. Crippen became our Chief Executive Officer in July 2001 and served as President since October 2000 until the recent appointment of Gary S. Ryan as President and a director. Prior to joining the Company, Mr. Crippen was Chief Executive Officer of digital fusion, inc., a company that Digital Fusion acquired in March 2000. Before digital fusion, Mr. Crippen was one of the original founders of PowerCerv Technologies Corporation ("PowerCerv"), an Enterprise Resource Planning software company he helped take public in 1996. During his time with PowerCerv, Mr. Crippen held several key positions including Executive Vice President, Chief Technology Officer, and Vice Chairman. In 1996, Mr. Crippen was co-recipient of the Florida Entrepreneur of the Year award in the technology division. Mr. Crippen was Florida Regional Manager for Spectrum Associates, an application development and consulting company before joining PowerCerv. Mr. Crippen holds a bachelors degree in computer engineering from the University of South Florida.

LIEUTENANT GENERAL (RETIRED) JAY M. GARNER, 67. General Garner became a director of the Company in April 2005. General Garner had a long and distinguished career in the U.S. Army. Since his retirement from the military in 1996, General Garner served as President of SY Technology, Inc. and SY Coleman, federal contracting services firms, from 1997 to 2004. General Garner has been a lecturer and a participant in several television specials and publications. In January 2003 he was appointed by the Secretary of Defense to organize and direct the Office of Reconstruction and Humanitarian Assistance for post-war Iraq. General Garner's last assignment before retiring from the US Army was on the US Army Staff where he served as the Assistant Vice Chief of Staff of the Army. General Garner holds a bachelors degree in history from Florida State University and a Masters degree in public administration from Shippensburg University.

O. G. GREENE, 63. Mr. Greene has served as a director of the Company since January 2001. Mr. Greene currently is Chairman and Chief Executive Officer of Skylight Corporation, a company providing on-line banking services to the unbanked. Mr. Greene has also served as Chief Executive of Enhanced Telecom Services since 1999. Enhanced Telecom is a company providing consulting services to the telecommunications industry. Mr. Greene served as Chief Executive Officer of Speer Communications, a Nashville, Tennessee provider of information and media services to the broadcast and network industries from October 1997 to February 1999. From June 1995 to July 1997, Mr. Greene served as Chief Executive Officer of Gridnet International, an enhanced service provider in the telecommunications industry, located in Atlanta, Georgia. From May 1992 to June 1995, Mr. Greene served as the Senior Executive Vice President and Chief Operating Officer of First Financial Management Corporation, a firm providing payment system services to the credit card, check and healthcare industries. From February 1990 to May 1992, Mr. Greene served as the Chief Executive Officer of National Data Corporation, a firm providing payment system services to the credit card and health care industries. Mr. Greene also serves on the board of directors of Princeton eCom Corporation, PreSolutions Corporation and Skylight Financial.

G. STEWART HALL, 39. Mr. Hall became a director of the Company in April 2005. Mr. Hall currently is Chief Executive Officer of Federalist Group, LLC, a Washington, DC-based consulting group. Mr. Hall also serves as managing partner of Madison Run, LLC, a Washington, DC based private equity partnership. Mr. Hall holds a Bachelor of Arts degree from the University of Alabama and a Masters degree and Doctorate degree from the University of Virginia.

        FORMER UNDER SECRETARY FRANK LIBUTTI, 60. Under Secretary Libutti became a director of the Company in April 2005. Under Secretary Libutti served as the first Under Secretary for Information Analysis and Infrastructure Protection Directorate at the newly created U.S. Department of Homeland Security. From 2002 to May 2003, Under Secretary Libutti served as the New York Police Department's First Deputy Commissioner of Counter-Terrorism. Prior to NYPD, Under Secretary Libutti had a long and distinguished career in the Marine Corps, retiring in October 2001 as Lieutenant General. Under Secretary Libutti's last assignment before retiring from the Marine Corps was as the Commanding General, U.S. Marine Forces Pacific and Commanding General, Marine Forces Central Command. Under Secretary Libutti is a graduate of The Citadel.

        CHARLES F. LOFTY, 60. Mr. Lofty became a director of the Company in December 2004 and is a member of the audit committee. Mr. Lofty is a founder and managing partner of RNR Ventures, LLC, a seed capital investment company located in Huntsville, Alabama. Mr. Lofty was a partner at Beason, Cutter, and Nalley PC, a public accounting firm from 1996 to 1997. From 1983 to 1994, Mr. Lofty held several key positions including Vice President of Finance and Purchasing and Chief Financial Officer at Nichols Research Corporation, a government contracting company headquartered in Huntsville, Alabama. Mr. Lofty holds a Bachelor of Arts degree in business and accounting from Mount Marty College. Mr. Lofty also serves on the board of directors of Superior Manufacturing Services, Inc., Arxceo Corporation, Tennessee Valley Infrastructure Group, Photon-X and the Huntsville Broadway Theatre League.

        GARY S. RYAN, 53. Mr. Ryan became a director of the Company in April 2004 and became President of Digital Fusion on May 5, 2004. From 1999 to February 2003, Mr. Ryan was President of Quality Research, Inc., an information technology firm specializing in modeling and simulation, training and technical and engineering services. In February 2003, Quality Research was acquired by SAIC, at which point Mr. Ryan became Senior Vice President at SAIC. From 1995 to 1998, Mr. Ryan held several key positions at COLSA Corporation including Executive Director of Finance and Administration, Vice President of Finance and Vice President of Strategic Planning. Mr. Ryan holds a Bachelor of Arts degree in accounting from St. Bernard College.

       Unless marked otherwise, proxies received will be voted for the election of the director nominees named above.


RECOMMENDATION OF THE BOARD OF DIRECTORS


        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTOR NOMINEES NAMED ABOVE.


                     CORPORATE GOVERNANCE AND BOARD MATTERS


BOARD OF DIRECTORS


        During the fiscal year ended December 31, 2004, the Board of Directors held a total of six meetings (including regularly scheduled and special meetings) and took action twelve times by unanimous written consent. Each incumbent director attended all of the meetings of the Board held in 2004. The Board of Directors has three standing committees: an Audit Committee, Corporate Governance and Nominating Committee, and Compensation Committee. No incumbent director attended fewer than 75% of the total number of meetings held by all committees on which such director served.


DIRECTOR INDEPENDENCE


        The Board of Directors has determined that four out of five non-management directors, Messrs. Garner, Greene, Libutti and Lofty, are independent within the meaning of the director independence standards adopted by the Board of Directors and the director independence standards of The NASDAQ Stock Market (although the Company is not currently listed on the NASDAQ but has its securities traded on the Over the Counter Bulletin Board). Therefore, the Board has determined that a majority of our Company's seven person Board of Directors is currently independent as so defined.

        Given that these same four non-management directors mentioned above constitute membership of the Audit Committee, the Corporate Governance and Nominating Committee, and the Compensation Committee of the Board of Directors, the foregoing independence determination included the conclusion that each of them is respectively:

        o independent for purposes of membership on the Audit Committee under Rule 4350(d) of the NASDAQ listing standards, that includes the independence requirements of NASD Marketplace Rule 4200 and additional independence requirements under SEC Rule 10A-3(b);

        o independent under the NASDAQ listing standards for purposes of membership on the Corporate Governance and Nominating Committee; and

        o independent under the NASDAQ listing standards for purposes of membership on the Compensation Committee.

        The NASDAQ listing standards require that our Company implement the revised requirements regarding director independence, independent committees, and regularly scheduled executive sessions at which only independent directors are present by the date of the Annual Meeting. It is presently contemplated that these executive sessions will occur at least once during the fiscal year ending December 31, 2005, in conjunction with regularly scheduled meetings of the Board of Directors, in addition to the separate meetings of the other key standing committees of the Board.

         BOARD COMMITTEES AND CHARTERS. Our board currently has, and appoints the members of, audit, compensation, and nominating and corporate governance committees. Each member of the audit, compensation and nominating and corporate governance committees is an independent director in accordance with NASDAQ standards (although the Company is not currently listed on the NASDAQ but has its securities traded on the Over the Counter Bulletin Board). Each of our board committees has a written charter approved by our board. Copies of the current committee charters for each committee are posted on our website at www.digitalfusion.com/corporategovernance.htm.

       The following table provides membership and meeting information for 2004 for each of the Board committees:


                           BOARD COMMITTEE MEMBERSHIP

                  NAME                  COMPENSATION COMMITTEE       AUDIT COMMITTEE        NOMINATING & CORPORATE
                  ----                  ----------------------       ---------------        -----------------------
                                                                                              GOVERNANCE COMMITTEE
   Ahmad S. AlKhaled (1)                                                  Member
   Roy E. Crippen, III (2)                      Member
   O.G. Greene                                  Member                    Chair                      Member
   Charles F. Lofty (3)                                                   Member
   Nicholas R. Loglisci, Jr. (4)                 Chair                    Member                     Member

   Total Meetings in 2004                          1                        3                          1

(1)     Ahmad  Al-Khaled  resigned  from the Board of Directors  during  January
        2004.
(2) Based upon our adopted charter requiring all member of the Compensation Committee to be independent, Mr. Crippen resigned from the Committee at the April 2004 Board Meeting.
(3) Mr. Lofty was appointed as a member of the Board of Directors and Audit Committee on December 28, 2004.
(4)     Mr. Loglisci resigned from the Board of Directors during March 2005.

     Below is a description  of each  committee of the Board of  Directors.  The
charter  of  each  committee  can  be  found  at  our  corporate   website,   at
www.digitalfusion.com/corporategovernance.htm.

AUDIT COMMITTEE. The functions of the Audit Committee and its activities during fiscal year 2004 are described below under the heading REPORT OF THE AUDIT COMMITTEE. During the year, the Board examined the composition of the Audit Committee in light of the adoption by the Nasdaq Stock Market of new rules governing audit committees. Based upon this examination, the Board confirmed that the two members of the Audit Committee, Messrs. Greene and Loglisci are "independent" within the meaning of the NASDAQ's new rules. Mr. Greene is the independent director who has been determined to be an audit committee financial expert. Shareholders should understand that this designation is a disclosure requirement of the SEC related to Mr. Greene's experience and understanding with respect to certain accounting and auditing matters. The designation does not impose upon Mr. Greene any duties, obligations or liabilities that are greater than those that are generally imposed on him as a member of the audit committee and our board, and his designation as our audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the audit committee or our board. The current members of the Audit committee, Messrs. Garner, Greene and Lofty, are "independent" within the meaning of NASDAQ's new rules. The Audit Committee met 3 times during fiscal 2004.

      During fiscal 2000, the Audit Committee of the Board of Directors developed a charter for the Audit Committee, which was approved by the full Board on August 2, 2000. The charter, a copy of which is attached as Appendix A remains effective and is posted on our website at www.digitalfusion.com/corporategovernance.htm.

      Mr.Al-Khaled, who resigned as a Director of the Company effective January 17, 2004, was an independent member of the Audit Committee.

COMPENSATION COMMITTEE. The Compensation Committee, subject to existing contractual obligations, is responsible for setting and administering the policies that govern executive compensation and the granting of employee stock options. The Compensation Committee met one time and acted nine times by unanimous written consent during fiscal 2004.

Because our adopted charter requires all members of the Committee to be independent, Mr. Crippen resigned from the Committee at the April 2004 Board Meeting. The current members of the Compensation committee, Messrs. Garner, Greene and Lofty, are "independent" within the meaning of NASDAQ's new rules.

      The Compensation Committee acts pursuant to a written charter adopted by the Board on April 27, 2004, which is posted on our website at WWW.DIGITALFUSION.COM/CORPORATEGOVERNANCE.HTM and was attached to our 2004 proxy statement as Appendix B.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE. We have a Nominating and Corporate Governance Committee currently consisting of Messrs. Greene and Lofty. The Nominating and Corporate Governance Committee was formed in April 2004. The Nominating and Corporate Governance Committee acts pursuant to a written charter adopted by the Board on April 27, 2004, which is posted on our website at www.digitalfusion.com/corporategovernance.htm. The purpose of the Nominating and Corporate Governance Committee is to:

        o identify individuals qualified to become members of the Board of Directors of the Company and its subsidiaries;

        o recommend to the Board of Directors director nominees for election at the annual meeting of shareholders or for election by the Board of Directors to fill open seats between annual meetings;

        o recommend to the Board of Directors committee appointments for directors;

        o develop and recommend to the Board of Directors corporate governance guidelines applicable to the Company; and

        o monitor the Company's compliance with good corporate governance standards.

      In connection with carrying out its responsibility to identify individuals qualified to become members of the Board of Directors, the Committee has developed guidelines and criteria as to the desired qualifications of candidates for nomination for election as a director of the Company. Under our Corporate Governance Guidelines, such criteria include considerations of age, skill, integrity, experience, time availability, appropriate listing standards, and applicable federal and state law and regulation. Such guidelines and criteria have been approved by the Board and are available on the Company's website at www.digitalfusion.com/corporategovernance.htm.

      The Committee may use various sources for identifying and evaluating nominees for Directors including referrals from our current Directors and management, as well as input from third party executive search firms retained at the Company's expense. If the Committee retains one or more search firms, such firms may be asked to identify possible nominees, interview and screen such nominees and act as a liaison between the Committee and each nominee during the screening and evaluation process. The Committee will review the resume and qualifications of each candidate and determine whether the candidate would add value to the Board. With respect to candidates that are determined by the Committee to be potential nominees, the Committee will obtain such background and reference checks as it deems necessary and the Chair of the Committee and the Chairman of the Board will interview qualified candidates. Once it is determined that a candidate is a good prospect, the candidate will be invited to meet the other members of the Committee. If the candidate is approved by the Committee, the candidate will have an opportunity to meet with the remaining Directors and the senior management team. At the end of this process, if the Committee determines that the candidate will be able to add value to the Board and the candidate expresses his or her interest in serving on the Board, the Committee will then recommend to the Board that the candidate be selected by the Board to stand for election by the shareholders or fill a vacancy or newly created position on the Board.

     The Committee will also consider qualified nominees recommended by shareholders who may submit recommendations, in accordance with our bylaws and applicable SEC rules and regulations, to the Committee in care of our Corporate Secretary, Digital Fusion, Inc., 4940-A Corporate Drive, Huntsville, Alabama 35805. Any shareholder nominating an individual for election as a director at an annual meeting must provide written notice to the Secretary of the Company, along with the information specified below, which notice must be received at the principal business office of the Company no later than the date designated for receipt of shareholders' proposals as set forth in the Company's proxy statement for its annual shareholders' meeting.

      To be considered by the Committee, shareholder nominations must be accompanied by: (1) the name, age, business and residence address of the nominee; (2) the principal occupation or employment of the nominee for at least the last five years and a description of the qualifications of the nominee; (3) the number of shares of our stock that are beneficially owned by the nominee; and (4) any other information relating to the nominee that is required to be disclosed in solicitations for proxies for election of Directors under Regulation 14A of the Securities Exchange Act of 1934, together with a written statement from the nominee that he or she is willing to be nominated and desires to serve, if elected. Also, the shareholder making the nomination should include: (1) his or her name and record address, together with the name and address of any other shareholder known to be supporting the nominee; and (2) the number of shares of our stock that are beneficially owned by the shareholder making the nomination and by any other supporting shareholders. Nominees for Director who are recommended by our shareholders will be evaluated in the same manner as any other nominee for Director.

      We may require that the proposed nominee furnish us with other information as we may reasonably request to assist us in determining the eligibility of the proposed nominee to serve as a Director. At any meeting of shareholders, the Chairman of the Board may disregard the purported nomination of any person not made in compliance with these procedures.

      In addition to its responsibility with respect to the nomination of directors, the Committee also is responsible for establishing, reviewing and monitoring compliance with the Company's Corporate Governance Guidelines, including the Company's Code of Ethics and Business Conduct. The Committee will annually review the Corporate Governance Guidelines and the Code of Ethics and recommend modifications, as it deems necessary. Further, the Committee is charged with the review and consideration of any issues that may involve possible director conflicts of interest.

     The Committee is governed by a written charter, which will be reviewed on an annual basis. A copy of the current Nominating and Corporate Governance Committee Charter was attached to our 2004 proxy statement as Appendix C and is available on the Company's website at www.digitalfusion.com/corporategovernance.htm.

COMPENSATION OF DIRECTORS

        CASH COMPENSATION. Directors who are employees of the Company do not receive additional compensation for their service on the Board of Directors. Effective January 1, 2005, our non-employee directors receive $2,000 per scheduled Board of Director's meeting attended in person; $1,000 per scheduled Board of Director's meeting attended via teleconference; $2,000 per Board of Director's meeting attended via teleconference if travel costs would exceed $500 and $500 compensation for teleconference-only Board of Director's meetings. Travel expenses are reimbursed up to $500 for each meeting unless approved in advance.

        STOCK OPTIONS. Upon being elected to the Board of Directors, new non-employee members of the Board receive an initial stock option grant for the purchase of 15,000 shares of Common Stock. After this initial grant and quarterly thereafter, each non-employee director receives a stock option grant for the purchase of 2,500 shares. The non-employee director that is also the audit committee chairman receives an additional grant for the purchase of 1,500 shares per quarter. Non-employee directors that serve on any committee, regardless of the number of committees, receive an additional grant for the purchase of 1,000 shares per quarter.

         In May 2004, the Company purchased an aggregate of $3,000,000 of directors and officers' liability insurance for indemnification of all of its directors and officers at a cost of approximately $70,000 for the period of one year.

STOCKHOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS

      Shareholders and other parties interested in communicating with our Board of Directors may do so by writing to Corporate Secretary, Digital Fusion, Inc., 4940-A Corporate Drive, Huntsville, Alabama 35805.


      The Secretary will forward communications as follows:

        o to the Chair of the Audit Committee, if the communication expresses a complaint or concern relating to the Company's accounting, internal controls or auditing matters

        o       to  the  Chair  of  the  Nominating  and  Corporate   Governance
                Committee, if the communication expresses a complaint or concern of another type

        o       to  specific   individual   directors,   if  communications  are
                addressed to those directors.


     The Secretary may, in her discretion, refrain from forwarding communications if the communication is an advertisement or solicitation for the purchase of products or services, or if the Secretary determines that the communication is unduly hostile, threatening, illegal or similarly inappropriate, except that any communication that expresses a complaint or concern relating to the Company's accounting, internal controls or auditing matters will be immediately forwarded to the Audit Committee Chair. This information is available on the Company's website at www.digitalfusion.com/corporategovernance.htm.


BOARD ATTENDANCE AT THE ANNUAL MEETING


        Our Company encourages all members of the Board of Directors to attend our annual stockholder meetings but has not adopted a formal policy requiring this attendance. All four members of the Board attended the 2004 Annual Meeting.


CORPORATE GOVERNANCE AND WEBSITE INFORMATION


        Our Company believes that it is now in compliance with the corporate governance requirements of the NASDAQ listing standards, including those that required us to take certain steps by the date of our Annual Meeting. The principal elements of these governance requirements as implemented by the Company are:


        o adoption of the "Corporate Governance Principles" by the Board of Directors;

        o affirmative determination by the Board of Directors that a majority of directors are independent;

        o       regularly scheduled executive sessions of independent directors;

        o an Audit Committee, Corporate Governance and Nominating Committee, and Compensation Committee, each comprised of independent directors and having the purposes and charters described above under the separate committee headings;

        o specific Audit Committee authority and procedures outlined in the charter of the Audit Committee; and

        o an Ethics Policy applicable to directors, officers and employees of our Company that meets the definition of a code of ethics set forth in SEC Regulation S-K, Item 406.

        The Corporate Governance Principles (which includes the charters of the three committees described above) and the Ethics Policy are available without charge at our Company's website at www.digitalfusion.com/corporategovernance.htm.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None

                       CODE OF ETHICS AND BUSINESS CONDUCT

        The Company has adopted the Digital Fusion, Inc. Code of Ethics and Business Conduct, which applies to all officers, directors and employees. The policy is available on our website at the address stated above. If the Company makes any substantive amendments to this policy or grants any waiver from the policy to any executive officer or director, the Company will disclose the nature of the amendment or waiver on its website.

                            OTHER EXECUTIVE OFFICERS

        In addition to Messrs. Crippen and Ryan, Ms. Crosby, Messrs. Brunhoeber, Rawlinson, Summers, Wicks and Williams constitute the Company's executive officers.

        CHRISTOPHER L. BRUNHOEBER, 35. Mr. Brunhoeber joined Digital Fusion in April 2005 as our Vice President of Finance. Before joining Digital Fusion he was Accounting and Financial Reporting Manager at Huntsville-based ADTRAN, Inc. where he assisted in the company's successful compliance with Sarbanes-Oxley
Section 404 requirements. Before his time at ADTRAN, Mr. Brunhoeber worked with Sanmina-SCI Corporation as an Accounting Manager and Internal Auditor. Prior to Sanmina-SCI, Mr. Brunhoeber served as a Financial Analyst for Lockheed Martin Information Systems. Mr. Brunhoeber holds a bachelors degree in accounting from the University of Alabama. He is a Certified Public Accountant.

         ELENA I. CROSBY, 39. Ms. Crosby has served as our Director of Legal and Government Affairs and Corporate Secretary since December 2000. Prior to joining us, she served as Corporate Paralegal for PowerCerv Corporation, handling corporate, SEC, and intellectual properties issues as that company was taken public in 1996. Before her time at PowerCerv, she spent five years at a prominent litigation firm in Miami. Ms. Crosby previously spent six years as Compliance Manager for two major brokerage firms where she was responsible for NASD and SEC compliance as well as trading for institutional accounts.

         EDWARD G. RAWLINSON, 57. Mr. Rawlinson has served as our Vice President of Engineering Services since September 2004. Prior to joining Digital Fusion, Mr. Rawlinson was the Group Director for Advanced Technology at SYColeman, a subsidiary of L-3 Communications, Inc. Mr. Rawlinson has over 30 years experience in the Ballistic Missile Defense industry specializing in the analysis, development and test of missile systems, and holds bachelor's and masters degrees in Aerospace Engineering from Auburn University.

         JOSEPH L. SUMMERS, 33. Mr. Summers has served as our Vice President for Strategic Planning since January 2005. Prior to joining Digital Fusion, Mr.
Summers served as a Legislative Assistant to Senator Richard Shelby. Mr. Summers' legislative responsibilities included the Defense, Foreign Operations, Military Construction and VA and HUD Appropriations Subcommittees; Intelligence programs; and Army Corps of Engineers military programs. Previous legislative positions held by Mr. Summers include Legislative Assistant to former Congressman Bob Riley and Legislative Correspondent and Legislative Aide to Senator Jeff Sessions. Mr. Summers holds both bachelors and masters degrees in Political Science from Auburn University.

         MICHAEL W. WICKS, 41. Mr. Wicks serves as President of Summit Research, a division of Digital Fusion. Prior to joining the Company, he was co-founder, President & CEO of Summit Research Corporation, a company that Digital Fusion acquired in January 2005. Prior to Summit Research, Mr. Wicks served for 15 years as a senior engineer and program manager for the U.S. Army Aviation and Missile Command at Redstone Arsenal, AL. Mr. Wicks holds a bachelors degree in Mechanical Engineering from Auburn University and a masters degree in Mechanical Engineering from the University of Alabama in Huntsville.

         JEFFREY L. WILLIAMS, 36. Mr. Williams has served as our Vice President IT Services since May 2004. Prior to that he was Vice President of Operations and Federal Services since May 2003. Prior to that he was regional manager of Digital Fusion's Huntsville operations since January 1997. Prior to joining Digital Fusion, Mr. Williams was a senior consultant and regional manager for PowerCerv Corporation's Birmingham office, which he helped move to Huntsville to help the company focus on Federal business opportunities. Before his time at PowerCerv, Mr. Williams worked with the Huntsville-based Intergraph Corporation's Federal Systems Division as a senior software developer and technical instructor. Mr. Williams holds a bachelors degree in computer science from Jacksonville State University, where he was academic All-American and All-Conference in football.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During March 2000, the Company purchased digital fusion, inc. ("DFI"), an information technology consulting services company. Roy E. Crippen, III received 399,396 shares of the Company's common stock for his ownership interests in DFI and a promissory note in the original principal amount of $215,891. On November 12, 2002, the Company renegotiated the terms of this note; which extended the maturity date from March 1, 2003 to March 1, 2005 and increased the interest rate from 6% to 8 % per annum. All accrued interest was converted into principal at March 2, 2003 which increased the principal of the note to $258,123. Roy E. Crippen, III joined the Board of Directors of the Company in March 2000 and is the Company's current Chief Executive Officer and President.

         During 2004, a note to PowerCerv Corporation was paid by Digital Fusion's President and CEO, Roy E. Crippen, III, tendering to PowerCerv $110,000 in cash and 25,000 shares of PowerCerv preferred stock. In consideration therefore, Digital Fusion issued a note to Mr. Crippen in the amount of $136,580.32 (representing the amount of principal and interest on the PowerCerv note at the time of its retirement). The note bears an interest rate of prime plus 6% and is payable at $600 per month plus interest for the first twelve months, $4,400 per month plus interest for the next eleven months, and a balloon payment of approximately $81,000 plus interest on January 15, 2006. Subject to a subordination agreement with Digital Fusion's primary lender, the note is secured by a security interest in property currently owned or later acquired by the Debtor (Digital Fusion) to secure the prompt payment and performance of all liabilities, obligations, and indebtedness of the Debtor under the note.

         On April 29, 2005, the Company and Mr. Crippen agreed to consolidate the two promissory notes described in the two preceding paragraphs. The resulting obligation is a convertible promissory note in the principal amount of Three Hundred and Seventy Four Thousand Three Hundred and Three and 52/100 Dollars ($374,303.52). Interest at the prime rate is payable monthly, and the entire principal amount is due on April 29, 2007. Mr. Crippen has the option of converting the principal portion of the note into common stock of the Company at a conversion price equal to the sum of the 10-day average closing price of the common stock immediately prior to the date of the note, multiplied by 115%. Additionally, Mr. Crippen is granted piggy-back registration rights for any shares of common stock that are acquired by conversion.

         On March 30, 2005 the Company entered into a consulting agreement (the "Agreement") with Frank Libutti (the "Consultant") pursuant to which the Company has retained Consultant to advise on issues relating to business development, new business proposals and business opportunity evaluations. The Agreement is for a period of one year commencing on April 1, 2005, unless terminated earlier pursuant to the terms of the Agreement. Under the terms of Agreement, Consultant will receive compensation at the rate $200.00 for each hour of service performed. The Company shall not be obligated during the term of the Agreement for consulting fees and expenses of more than $59,900.

                          REPORT OF THE AUDIT COMMITTEE

         THE FOLLOWING REPORT OF THE AUDIT COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER COMPANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS REPORT BY REFERENCE THEREIN.

         The Audit Committee reviewed and discussed the Company's December 31, 2004 audited financial statements with the Company's management and have discussed with Pender Newkirk & Company ("PNC"), our independent auditors for our 2004 financial statements, the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         The audit committee has received written disclosures and a letter from PNC as required by the Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, and the committee has discussed the issue of auditor independence with PNC.

         Based on this review and these discussions, we recommended to the board of directors that these audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004.

         PNC did not provide any services other than annual audits, quarterly reviews and a review of the Company's Employee Benefit Plan.

                                                 Members of the Audit Committee

                     O.G. Greene                 /S/ O.G. GREENE (Chairman)
                                                 ------------------------------

                     Nicholas R. Loglisci, Jr.   /S/ NICHOLAS R. LOGLISCI, JR.
                                                 ------------------------------

                     Charles F. Lofty            /S/ CHARLES F. LOFTY
                                                 ------------------------------


                              INDEPENDENT AUDITORS

         Pender Newkirk & Company ("PNC") has audited the Company's financial statements since 2001. Representatives of PNC will be present via teleconference at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2004 and 2003 by PNC.


                                                                                   FISCAL YEAR ENDED
                                                                                   -----------------
                                                                                2004             2003
                                                                          ------------------------------------
Audit Fees (annual audit, reviews of quarterly financial                       $80,000           $50,000
statements, reviews of SEC filings)

Audit-related Fees (accounting consultations, internal controls and
compliance with accounting and reporting standards)                               $0               $0

Tax Fees (preparation of federal, state and local returns,                        $0               $0
consultations with respect to tax planning and compliance issues)

All Other Fees                                                                    $0               $0
                                                                          ------------------------------------
Total Fees                                                                     $80,000           $50,000

        All fees described above were approved by the Audit Committee prior to engagement of the auditor to perform the service. None of the services provided above were pre-approved pursuant to the "de minimis exception" to the requirements of pre-approval for permitted non-audit services, set forth in Rule 2-01 of SEC Regulation S-X.

PRE-APPROVAL POLICIES AND PROCEDURES

        The Audit Committee pre-approves the audit and non-audit services rendered by Pender Newkirk & Company. Generally, the Committee pre-approves particular services in the defined categories of audit services, audit-related services, tax services and other non-audit services, specifying the maximum fee payable with respect to that service. Pre-approval may be given as part of the Audit Committee's approval of the scope of the engagement of the independent auditor or on an individual explicit case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee's members, but as of April 20, 2005, has not been so delegated.

                      REPORT OF THE COMPENSATION COMMITTEE

      The compensation committee of the Board of Directors administers our executive compensation program. The current members of the compensation committee are Jay M. Garner, O.G. Greene and Charles F. Lofty. Each of these persons is a non-employee director within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code. The Board has determined that each said member is "independent" within the meaning of NASDAQ's new rules. None of Messrs. Garner, Greene and Lofty has any interlocking relationships as defined by the rules promulgated by the SEC.

GENERAL COMPENSATION PHILOSOPHY

      The role of the compensation committee is to set the salaries and other compensation of the executive officers and certain other key employees of Digital Fusion, and to make grants under, and to administer, the stock option and other employee equity and bonus plans. Digital Fusion's compensation philosophy for executive officers is to relate compensation to corporate performance and increases in stockholder value, while providing a total compensation package that is competitive and enables Digital Fusion to attract, motivate, reward and retain key executives and employees. Accordingly, each executive officer's compensation package may, in one or more years, be comprised of the following three elements:

     o base salary that is designed primarily to be competitive with base salary levels in effect at high technology companies in similar locations that are of comparable size to Digital Fusion and with which Digital Fusion competes for executive personnel;

     o annual variable performance awards, such as bonuses,  payable in cash and
tied  to  the  achievement  of  performance   goals,   financial  or  otherwise,
established by the compensation committee; and

     o long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and Digital Fusion's stockholders.

EXECUTIVE COMPENSATION

      BASE SALARY. Salaries for executive officers for 2004 were generally determined on an individual basis by evaluating each executive's scope of responsibility, performance, prior experience and salary history, as well as the salaries for similar positions in similar locations at comparable companies. In addition, Digital Fusion's Human Resources Department provided information to us regarding salary range guidelines for specific positions.

      Base salary is adjusted each year to take into account the executive officer's performance and to maintain a competitive salary structure. We conduct reviews of executive compensation practices on an annual basis and may change each executive officer's salary based on the individual's contributions and responsibilities over the prior twelve months and any change in median comparable company pay levels. We believe that, on the basis of our knowledge of executive compensation in the industry, that Digital Fusion's salary levels for the executive officers are reasonable and necessary given the competition for executive talent in the industry and Digital Fusion's financial resources.

      BONUS PLAN. Digital Fusion has established a broad based bonus plan. Certain employees, including executive officers, are eligible to participate in this plan. Target bonuses become payable upon the achievement of specified total company financial goals and personal and team objectives. We administer this plan with regard to executive management. The executive management team administers the plan for all other employees.

      Digital Fusion's total compensation philosophy is based on the concept that variable pay is earned through effective performance and contribution to the success of the company. Bonus payments are based on actual performance in achieving corporate, business unit (or divisional) and individual targets. The executive management team determines weightings for each element and establishes the corporate financial goals for bonus measurement purposes. The executive management team is responsible for ensuring that actual results are confirmed before they are applied against the bonus plan for payment purposes. The corporate target is based on Digital Fusion's earnings per share, total consolidated revenue, and success in managing corporate expenses to plan. Each business unit or divisional vice president is responsible for developing the targets and objectives for their division. All targets and objectives are aligned with the business plan for the fiscal year and monitored by Digital Fusion's corporate finance department. Individual performance is measured relative to the individual's personal contribution to the success of the organization. This element is objective and tied to individual documented objectives for the bonus year. All targets and related objectives are defined and measured on a quarterly basis, with a final annual measurement.

      LONG-TERM INCENTIVE AWARDS. We believe that equity-based compensation in the form of stock options links the interests of executive officers with the long-term interests of Digital Fusion's stockholders and encourages executive officers to remain in Digital Fusion's employ. Stock options generally have value for executive officers only if the price of Digital Fusion's stock increases above the exercise price on the grant date and the officer remains in Digital Fusion's employ for the period required for the shares to vest.

      Digital Fusion has granted stock options in accordance with the 1998, 1999 and 2000 Digital Fusion, Inc. Incentive Stock Options Plans. Stock options typically have been granted to executive officers when the executive first joins Digital Fusion, in connection with a significant change in responsibilities and, occasionally, to achieve equity within a peer group. We may, however, grant additional stock options to executive officers for other reasons. The number of shares subject to each stock option granted is within our discretion and is based on anticipated future contribution and ability to impact Digital Fusion's results, past performance or consistency within the executive officer's peer group. In 2004, we considered these factors, as well as the number of unvested option shares held by the executive officer as of the date of grant. We may also grant stock options to executive officers to provide greater incentives to continue their employment with Digital Fusion and to strive to increase the value of Digital Fusion's common stock. The stock options generally become exercisable over a three-year period and are granted at a price that is equal to the fair market value of Digital Fusion's common stock on the date of grant.

CHIEF EXECUTIVE OFFICER COMPENSATION

      Mr. Crippen's base salary, target bonus, bonus paid and long-term incentive awards for 2004 were determined by us in a manner consistent with the factors described above for all executive officers. Mr. Crippen's base salary for 2004 was set at the annual rate of $137,200. Mr. Crippen did not receive a bonus for 2004. Any bonuses would be paid in accordance with Digital Fusion's regular bonus plan and would be based on Digital Fusion's actual performance in any given year, in achieving corporate financial and other targets described above as compared to planned results for these criteria. We also considered Mr. Crippen's achievement of his individual objectives. An important aspect of Digital Fusion's continued success was, and will continue to be, Mr. Crippen's leadership in developing and articulating the long-term strategic direction of Digital Fusion, as well as his continued attention to the development of the appropriate senior management team to support and execute that strategy. Finally, in considering competitive compensation practices with respect to Mr. Crippen's total compensation, we paid particular attention to the compensation practices of competitor companies and sought to assure that Mr. Crippen's total compensation was appropriate relative to the total compensation paid to the chief executive officers at similarly situated companies.

INTERNAL REVENUE CODE SECTION 162(M) LIMITATION

      Section 162(m) of the Internal Revenue Code limits the tax deduction to $1.0 million for compensation paid to certain executives of public companies, unless compensation is commission- or performance-based. Having considered the requirements of Section 162(m), we believe that grants made pursuant to the 1998, 1999 and 2000 Incentive Stock Option Plans meet the requirements that such grants be "performance based" and are, therefore, exempt from the limitations on deductibility.

                                 Members of the Compensation Committee

      Nicholas R. Loglisci, Jr. /S/ NICHOLAS R. LOGLISCI, JR.
      (Chairman)                --------------------------------------------
      O.G. Greene               /S/ O.G. GREENE
                               ---------------------------------------------


EXECUTIVE COMPENSATION SUMMARY TABLE

         The following table sets forth information concerning total compensation earned or paid to the Chief Executive Officer and its other most highly compensated executive officers for the three years ended December 31, 2004.

                      EXECUTIVE COMPENSATION SUMMARY TABLE

                                                                                            Long-Term
                                         Annual Compensation                               Compensation
                                         -------------------                               ------------
                                                                         Other        Restricted     Securities
Name and Principal                                                      Annual          Stock         Underlying        All Other
Position (5)                   Year      Salary          Bonus        Compensation      Awards          Options      Compensation
----------------------------- -------- -------------------------------------------------------------------------------------------
                                                                           (1)
Roy E. Crippen, III            2004       $137,200        $0             $4,550           $0                0               $0
 Chairman & Chief Executive    2003       $133,000        $0             $7,200           $0                0               $0
 Officer                       2002       $154,583        $0             $8,935           $0                0               $0
Gary S. Ryan                   2004       $ 88,529        $0             $1,000           $0           450,000              $0
 President & Chief             2003       $      0        $0             $    0           $0                0               $0
 Operating Officer (2)         2002       $      0        $0             $    0           $0                0               $0
Jeffrey L. Williams            2004       $135,075        $0             $2,000           $0          100,000               $0
 Vice President of             2003       $125,000        $0             $2,400           $0           30,000               $0
 IT Services (3)               2002       $      0        $0             $    0           $0                0               $0
Edward G. Rawlinson            2004       $ 53,061        $0             $    0           $0          245,000               $0
 Vice President of
 Engineering Services (4)

(1)     Represents payment of automobile allowance and cell phone allowance.
(2)     Mr. Ryan was hired as the President on May 5, 2004.
(3) Mr. Williams' employment commenced on March 1, 2000 when digital fusion, inc. was acquired. Prior to serving as Vice President of IT Services in May 2004, Mr. Williams served as Vice President of Operations and Federal Services since May, 2003 and regional manager of the Huntsville operations prior to that.
(4) Mr. Rawlinson was hired as the Vice President of Engineering Services September 13, 2004.
(5) All other officers made below the minimum threshold required to be reported.


     The following table summarizes options granted during the year ended December 31, 2004, to the executive officers named in the Summary Compensation Table above.


                        OPTION GRANTS DURING FISCAL 2004
-------------------------------------------------------------------------------------------------------------------------------
                                                               Percentage of
                                     Number of                 Total Options
                                     Securities                Granted to
                                     Underlying                Employees in      Exercise Price per
Name                                Options Granted            Fiscal Year(4)       Share ($/Sh)          Expiration Date
-------------------------------------------------------------------------------------------------------------------------------
Roy E. Crippen III  ................           -                     -                        -                               -
Gary S. Ryan........................  450,000 (1)                   31%                   $0.81                    May 10, 2014
Jeffrey L. Williams.................  100,000 (2)                    7%                   $0.33               February 23, 2014
Edward G. Rawlinson.................  245,000 (3)                   17%                   $0.89              September 13, 2014
-------------------------------------------------------------------------------------------------------------------------------


(1) The options granted to Mr. Ryan vest 150,000 upon grant; 150,000 vest when the Company's trailing four quarters revenue is more than $25 million with minimum net income of $1.75 million or the issuer's trailing four quarters earnings is more than $2.5 million; and 150,000 vest when the issuer's trailing four quarters revenue is more than $35 million with minimum net income of $2.5 million or the issuer's trailing four quarters is more than $3.5 million.
(2) The options granted to Mr. Williams vest annually over a three-year period
(3) The options granted to Mr. Rawlinson vest 82,000 initially; 81,500 vest when the Company's trailing four quarters revenue is more than $25 million with minimum net income of $1.75 million or the issuer's trailing four quarters earnings is more than $2.5 million; and 81,500 vest when the issuer's trailing four quarters revenue is more than $35 million with minimum net income of $2.5 million or the issuer's trailing four quarters is more than $3.5 million.
(4) During the year ended December 31, 2004, Digital Fusion granted employees options to purchase 1,457,500 shares of common stock.

                 AGGREGATED OPTION EXERCISES DURING FISCAL 2004
                                       AND
                       FISCAL 2004 YEAR-END OPTION VALUES

     The following table shows the number of shares underlying both exercisable and unexercisable stock options held by the executive officers named in the Summary Compensation Table as of the year ended December 31, 2004, and the values for exercisable and unexercisable options.


                                                                   Number of Securities
                                 Shares                            Underlying Unexercised             Value of Unexercised
                                Acquired                                  Options                     In-The-Money Options
                                   on             Value             at December 31, 2004              at December 31, 2004(1)
                                Exercise        Realized        -----------------------------    -------------------------------
Name                              ($)             ($)           Exercisable     Unexercisable      Exercisable     Unexercisable
--------------------------------------------------------------------------------------------------------------------------------
Roy E. Crippen, III.............   0              0              125,000                0            $262,500          $      0
Gary S. Ryan....................   0              0              150,000          300,000            $253,500          $507,000
Jeffrey L. Williams.............   0              0               56,750          115,000            $104,210          $249,400
Edward G. Rawlinson.............   0              0               82,000          163,000            $132,430          $263,245

(1) Options are in-the-money if the market value per share of the shares underlying the options is greater than the option exercise price. This calculation is based on the fair market value at December 31, 2004 of $2.50 per share, less the exercise price.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      No interlocking relationship exists between the Board of Directors or compensation committee and the board of directors or compensation committee of any other company.

                              EMPLOYMENT AGREEMENTS

         We have entered into employment agreements with our executive officers, which provide for an annual salary and bonus to be determined from time to time by the Board, at its discretion, and participation in our employee benefit programs. The agreements also provide for a grant of options to purchase shares of Common Stock under our stock option plans at an exercise price equal to the fair market value of the Common Stock on the date of grant.

         Mr. Crippen is party to an amended and restated employment agreement dated February 28, 2005. The new employment agreement supersedes the employment agreement that was previously entered into between the Company and Mr. Crippen, dated May 5, 2004. The agreement provides for a salary of not less than $175,000 for Mr. Crippen's services as Chief Executive Officer. Mr. Crippen is eligible for an annual bonus to be determined by the Board of Directors. In the event, Mr. Crippen is terminated for other than for "Cause" (as such term is defined in the agreement), Mr. Crippen will receive his base salary, any accrued incentive bonus and the Company's standard benefits package for an additional 18 months.

         Mr. Ryan is party to an amended and restated employment agreement dated February 28, 2005. The new employment agreement supersedes the employment agreement that was previously entered into between the Company and Mr. Ryan, dated May 5, 2004. The agreement provides for a salary of not less than $175,000 for Mr. Ryan's services as President and Chief Operating Officer. Mr. Ryan is eligible for an annual bonus to be determined by the Board of Directors. In the event, Mr. Ryan is terminated for other than for "Cause" (as such term is defined in the agreement), Mr. Ryan will receive his base salary, any accrued incentive bonus and the Company's standard benefits package for an additional 18 months. In addition, the Company awarded Mr. Ryan an option to purchase 100,000 shares of Common Stock and effective February 28, 2006, Mr. Ryan will receive an option to purchase 100,000 shared of Common Stock.

         Mr. Brunhoeber is party to an employment agreement dated April 7, 2005. The agreement provides for a salary of not less than $95,000 for Mr. Brunhoeber's services as Vice President of Finance. Mr. Brunhoeber is eligible for an annual bonus to be determined by the Board of Directors. In the event, Mr. Brunhoeber is terminated for other than for "Cause" (as such term is defined in the agreement), Mr. Brunhoeber will receive his base salary, any accrued incentive bonus and the Company's standard benefits package for an additional two months. In addition, the Company awarded Mr. Brunhoeber an option to purchase 60,000 shares of Common Stock

         Mr. Rawlinson is party to an employment agreement dated August 1, 2004. The agreement provides for a salary of not less than $175,000 for Mr. Rawlinson's services as Vice President of Engineering Services. Mr. Rawlinson is eligible for an annual bonus to be determined by the Board of Directors. In the event, Mr. Rawlinson is terminated for other than for "Cause" (as such term is defined in the agreement), Mr. Rawlinson will receive his base salary, any accrued incentive bonus and the Company's standard benefits package for an additional six months. In addition, the Company awarded Mr. Rawlinson an option to purchase 245,000 shares of Common Stock

Mr. Summers is party to an employment agreement dated January 3, 2005. The agreement provides for a salary of not less than $150,000 for Mr. Summers' services as Vice President of Strategic Planning. Mr. Summers is eligible for an annual bonus to be determined by the Board of Directors. In the event, Mr. Summers is terminated for other than for "Cause" (as such term is defined in the agreement), Mr. Summers will receive his base salary, any accrued incentive bonus and the Company's standard benefits package for an additional six months. In addition, the Company awarded Mr. Summers an option to purchase 145,000 shares of Common Stock

Mr. Wicks is party to an employment agreement dated January 3, 2005. The agreement provides for a salary of not less than $160,000 for Mr. Wicks' services as President of Summit Research. Mr. Wicks is eligible for an annual bonus to be determined by the Board of Directors. In the event, Mr. Wicks is terminated for other than for "Cause" (as such term is defined in the agreement), Mr. Wicks will receive his base salary, any accrued incentive bonus and the Company's standard benefits package for an additional six months.

Mr. Williams is party to an employment agreement dated May 4, 2004. The agreement provides for a salary of not less than $127,400 for Mr. Wiliams' services as Vice President of IT Services. Since the agreement, Mr. Williams base salary was increased to $150,000 in August 2004. Mr. Williams is eligible for an annual bonus to be determined by the Board of Directors. In the event, Mr. Williams is terminated for other than for "Cause" (as such term is defined in the agreement), Mr. Williams will receive his base salary, any accrued incentive bonus and the Company's standard benefits package for an additional six months.

                         CHANGE-OF-CONTROL ARRANGEMENTS

1998 AND 1999 AND 2000 STOCK OPTION PLANS

         Effective as of March 10, 1998, we adopted the 1998 Digital Fusion, Inc. Stock Option Plan (the "1998 Stock Option Plan") and effective as of May 7, 1999 we adopted the 1999 Digital Fusion, Inc. Stock Option Plan (the "1999 Stock Option Plan"). Effective as of June 9, 2000, we adopted the 2000 Digital Fusion, Inc. Stock Option Plan (the "2000 Stock Option Plan"). Stock options granted under the 1998 Stock Option Plan, the 1999 Stock Option Plan and the 2000 Stock Option Plan become exercisable in certain situations, including termination of employment without cause after a change of control as defined in each of the 1998 Stock Option Plan, 1999 Stock Option Plan and 2000 Stock Option Plan (a "Stock Option Change of Control").

         A Stock Option Change of Control is deemed to occur if any of the following events occur:

                  (i) Any "person" or "group" within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (a) becomes the "beneficial owner," as defined in Rule 13d-3 under the Exchange Act, of 50% or more of the combined voting power of Digital Fusion's then outstanding securities, otherwise than through a transaction or series of related transactions arranged by, or consummated with the prior approval of, the Board of Directors of Digital Fusion; or (b) acquires by proxy or otherwise the right to vote 50% or more of the then outstanding voting securities of Digital Fusion, otherwise than through an arrangement or arrangements consummated with the prior approval of the Board for the election of directors, for any merger or consolidation of Digital Fusion or for any other matter or question.

                  (ii) During any period of 24 consecutive months, Present Directors and/or New Directors (each as defined in the 1998, 1999 or 2000 Stock Option Plan) cease for any reason to constitute a majority of the Board.

                  (iii) Consummation of (a) any consolidation or merger of Digital Fusion occurs in which Digital Fusion is not the continuing or surviving corporation or pursuant to which shares of our stock would be converted into cash, securities or other property, other than a merger of Digital Fusion in which the holders of Digital Fusion's stock immediately prior to the merger have the same proportion and ownership of common stock of the surviving corporation immediately after the merger; or (b) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of Digital Fusion occurs.


      PROPOSAL 2 - APPROVAL OF AN AMENDMENT TO THE RESTATED CERTIFICATE OF
          INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
                                  COMMON STOCK

         The Board of Directors has approved an amendment to the second sentence of the article numbered "Fourth" of the Company's Restated Certificate of Incorporation to increase the number of authorized shares of common stock the Company is authorized to issue from Sixteen Million (16,000,000) shares to Thirty Million (30,000,000) shares. The Company's authorized Preferred Stock of One Million (1,000,000) shares will remain unchanged.

            Under the proposed amendment, the second and third sentences of the article numbered "Fourth" would be amended as follows:

            "The total number of shares of all classes of stock that the Corporation shall have the authority to issue is Thirty-One Million (31,000,000) shares, of which Thirty Million (30,000,000) shall be Common Stock, having a par value of $0.01 per share (the "Common Stock"), and One Million (1,000,000) shares shall be classified as Preferred Stock, par value $0.01 per share (the "Preferred Stock")."

         As of April 20, 2005 approximately 10,804,214 of the Company's sixteen million currently authorized shares of common stock were issued and outstanding. Of the remaining authorized shares of common stock, approximately 4.7 million were reserved for issuance in connection with the Company's benefit plans, the exercise of stock warrants, and the conversion of convertible notes.

         Our Board of Directors believes that it is in the best interests of the Company and our stockholders to increase the number of authorized shares of our common stock to insure that we have a sufficient number of shares for future issuance. The availability of such shares will provide us with flexibility to issue common stock to meet our business and financial needs, such as an equity offering to raise capital and adoption or renewal of Company benefit plans. Further, our Board of Directors believes the availability of additional shares of common stock will enable us to attract and retain talented employees through the grant of stock options or other stock-based incentives.

         If this proposal is approved, all or a portion of the newly authorized shares may be issued without any further stockholder action, except as required by applicable law, and without first offering these shares to the Company's then existing stockholders for purchase. Any issuance of these shares, other than on a pro-rata basis to all stockholders, would decrease the existing stockholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders. The holders of common stock have no preemptive rights.

         The  Company   does  not  have  any  current   plans,   agreements   or
understandings under which any of the additional shares of the common stock to be authorized would be issued.

         The Board has unanimously adopted this proposed amendment to the Restated Certificate of Incorporation and directed that the proposed amendment be submitted to the stockholders of the Company for their approval at the annual meeting. If approved by the stockholders, this amendment will become effective upon its filing with the Secretary of State of Delaware.


RECOMMENDATION OF THE BOARD OF DIRECTORS


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.


                 PROPOSAL 3 - APPROVAL OF 2005 STOCK OPTION PLAN

         Being submitted to the stockholders for approval at the 2005 Annual Meeting is the 2005 Digital Fusion, Inc. Stock Option Plan (the "2005 Stock Option Plan"), an incentive and non-qualified stock option plan which authorizes the issuance of up to 750,000 shares of our common stock. The 2005 Stock Option Plan was approved by the Board of Directors subject to stockholder approval. If the 2005 Stock Option Plan is approved, the 750,000 shares of common stock being authorized will be used to grant non-qualified stock options to our employees, directors, officers and consultants and incentive stock options to our employees. The Company does not have any current definitive plans for the grant of options.

         With respect to incentive stock options, the 2005 Stock Option Plan provides that the exercise price of each such option must be at least equal to 100% of the fair market value of our common stock on the date of grant (110% in the case of stockholders who, at the time the option is granted, own more than 10% of the outstanding common stock), and requires that all such options have an expiration date not later than that date which is one day before the tenth anniversary of the date of the grant (or the fifth anniversary of the date of grant in the case of 10% stockholders). Pursuant to the provisions of the 2005 Stock Option Plan, the aggregate fair market value, determined as of the date(s) of grant, for which incentive stock options are first exercisable by an option holder during any one calendar year cannot exceed $100,000.

         With respect to non-qualified stock options, the 2005 Stock Option Plan requires that the exercise price of all such options be at least equal to 100% of the fair market value of our common stock on the date such option is granted and requires that all such options have an expiration date not later than that date which is one day before the tenth anniversary of the date of the grant of such option.

         The Board of Directors believes that the Company and its stockholders have benefited from the grant of stock options in the past and that similar benefits will result from the adoption of the 2005 Stock Option Plan. It is believed that stock options play an important role in providing eligible employees with an incentive and inducement to contribute fully to our Company's and our subsidiaries' further growth and development because of the opportunity to acquire a proprietary interest in the Company on an attractive basis. Our current policy is to grant every full-time employee an option to purchase a minimum of 250 shares of common stock.

         Options granted under the 2005 Stock Option Plan terminate on the date the optionee's relationship with us is terminated except if termination is by reason of death or disability. In such event, the option remains exercisable for three months after the optionee's death or termination of employment by reason of disability (twelve months in the case of incentive stock options). If an optionee's employment or service is terminated within three months following a Stock Option Change of Control, then the options will remain exercisable for three months after the optionee's termination.

         The Board of Directors has a limited right to modify or amend the 2005 Stock Option Plan, which does not include the right to increase the number of shares available for the grant of options.

         During the term of the 2005 Stock Option Plan, our eligible employees will receive, for no consideration prior to exercise, the opportunity to profit from any rise in the market value of our common stock. This will dilute the equity interest of our other stockholders. The grant and exercise of the options also may affect our ability to obtain additional capital during the term of any options.

         The 2005 Stock Option Plan will be administered by the Compensation Committee appointed by the Board of Directors. The Compensation Committee is comprised of Messrs. Garner, Greene and Lofty. The description of the proposed 2005 Stock Option Plan set forth above is a summary of various provisions of the 2005 Stock Option Plan and is not a complete description of the plan. The Plan is attached to this proxy statement as Appendix A.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a summary of the federal income tax treatment of the stock options which may be granted under the 2005 Stock Option Plan based upon the current provisions of the Internal Revenue Code. This summary does not purport to be a complete and detailed description of all possible tax consequences to the recipient of a stock option. It describes the federal tax consequences in effect as of the date of this Proxy Statement. Each holder of a stock option is advised to consult his or her tax advisor because tax consequences may vary depending on the individual circumstances of the holder.

         An option holder who exercises a non-qualified stock option will recognize taxable compensation at the date of exercise with respect to the difference between the fair market value of the option shares at exercise and the exercise price paid to purchase such shares. Digital Fusion is entitled to a corresponding deduction for such compensation. At such time as the option stock is sold, the option holder will recognize either short-term or long-term capital gain income (depending upon the length of time such stock has been held) with respect to the excess of the stock sale price over the exercise price paid to purchase such shares.

         An option holder who exercises an incentive stock option will not realize any regular taxable income. At the date of exercise, the option holder may, depending on his or her personal tax situation, be subject to Alternative Minimum tax ("AMT") because the difference between the fair market value of the shares at exercise and the exercise price represents an AMT preference item.

         The tax consequences of a disposition of an incentive stock option depends upon the length of time the stock has been held by the employee. If the employee holds the option stock for at least two years after the option is granted and one year after the exercise of the option, any gain realized on the sale is long-term capital gain. In order to receive long-term capital gain treatment, the employee must remain in our employ from the time the option is granted until three months before its exercise (twelve months in the event of termination due to disability of the employee). We will not be entitled to a deduction in this instance.

         If the incentive option stock is not held for the requisite holding period described above, a "disqualifying disposition" will occur. A disqualifying disposition results in the employee recognizing ordinary compensation income to the extent of the lesser of: (1) the fair market value of the option stock on the date of exercise less the exercise price ("the spread") or (2) the amount realized on disposition of the option stock less the exercise price. If the amount realized on the disposition is greater than the fair market value of the stock on the date the stock option was exercised, such excess will be treated as a capital gain, which will be a long-term capital gain if the stock was held for the appropriate holding period (currently more than one year). We will be entitled to a deduction at this time for such ordinary compensation income. The option holder's basis in such shares will be the fair market value on the date of exercise.

         The 2005 Stock Option Plan is attached as Exhibit B to this proxy.


RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2005 STOCK OPTION PLAN.

        PROPOSAL 4 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Company has appointed Pender Newkirk & Company as the Company's independent auditors for the fiscal year ending December 31, 2005. Pender Newkirk & Company has served as the Company's independent auditors since September 27, 2001. Services provided to the Company in fiscal 2004 included audit of the consolidated financial statements of the Company for the year ended December 31, 2004, the examination of the Company's consolidated financials statements and the Company's 401(k) plan, limited review of quarterly reports, services related to filings with the Securities and Exchange Commission and consultations on various accounting matters.

         Representatives of Pender Newkirk & Company will be present via teleconference at the annual meeting to respond to appropriate questions and to make such statements as they may desire.

RECOMMENDATION OF THE BOARD OF DIRECTORS


        OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF PENDER NEWKIRK & COMPANY AS OUR INDEPENDENT AUDITORS.



                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors does not know of any matters other than those described above to be presented at the meeting. If any other matters do come before the meeting, the persons named in the proxy will exercise their discretion in voting thereon.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons owning more than 10% of our common stock to file reports of ownership and reports of changes of ownership with the Securities and Exchange Commission. These reporting persons are required to furnish us with copies of all Section 16(a) forms that they file. Based solely upon a review of copies of these filings received, we believe that all filing requirements were complied with during the fiscal year ended December 31, 2004, except for the following late filings:

                       Edward Rawlinson                 Form 3 dated 10/05/04
                                                        Form 4 dated 10/05/04


                STOCKHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING


To be considered for inclusion in next year's proxy materials, your proposal must be submitted in writing by December 31, 2005, to Digital Fusion, Inc.'s Secretary at 4940-A Corporate Drive, Huntsville, Alabama 35805. If you wish to submit a proposal that is not to be included in next year's proxy materials or to nominate a director, you must do so between February 7 and March 9, 2006. If you wish to suggest a candidate to be nominated by the Board of Directors at next year's annual meeting, you must contact the Board's Nominating and Corporate Governance Committee no later than December 7, 2005. You are also advised to review the Company's Bylaws and the Board's Director Nominations process, which contain additional requirements about advance notice of stockholder proposals and director nominations.

                                    EXPENSES

         We will bear all expenses in connection with the solicitation of proxies. Our officers and regular employees may, without compensation other than their regular compensation, solicit proxies by personal interview, telephone or facsimile. Brokerage houses, banks and other custodians, nominees and fiduciaries will be reimbursed for their reasonable out-of-pocket expenses incurred in forwarding proxies and proxy statements to the beneficial owners of our common stock.

                        COMMUNICATING WITH DIGITAL FUSION

      We have from time-to-time received calls from stockholders inquiring about the available means of communication with Digital Fusion. We thought that it would be helpful to describe these arrangements which are available for your use.

     o If you would like to receive information about Digital Fusion, you may use one of these convenient methods:

       1. To have information such as our latest Annual Report on Form 10-K or Quarterly Report on Form 10-Q mailed to you, please call our Investor Relations Department at (256) 837-2620.

       2. To view our home page on the Internet, use our Internet address: www.digitalfusion.com. Our home page gives you access to services, marketing and financial data, and an on-line version of this proxy statement, our Annual Report on Form 10-K and other filings with the SEC and job listings.

     o If you would like to write to us, please send your correspondence to the following address:

         Digital Fusion, Inc.
         Attention: Investor Relations
         4940-A Corporate Drive
         Huntsville, Alabama 35805

     o If you would like to inquire about stock transfer requirements, lost certificates and change of stockholder address, please call our transfer agent, StockTrans, Inc. at (610) 649-7300. You may also visit their web site at www.stocktrans.com for step-by-step transfer instructions.

                                  ANNUAL REPORT

         A COPY OF OUR ANNUAL REPORT TO STOCKHOLDERS (WHICH INCLUDES OUR ANNUAL REPORT ON FORM 10-KSB) IS BEING MAILED WITH THIS PROXY STATEMENT TO EACH STOCKHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING. STOCKHOLDERS NOT RECEIVING A COPY OF THE ANNUAL REPORT MAY OBTAIN ONE, WITHOUT CHARGE, BY WRITING, CALLING OR E-MAILING ELENA CROSBY, CORPORATE SECRETARY, DIGITAL FUSION, INC., 4940-A CORPORATE DRIVE, HUNTSVILLE, AL 35805, TELEPHONE (256) 837-2620, E-MAIL ADDRESS ECROSBY@DIGITALFUSION.COM.


By Order of the Board of Directors,

Elena I. Crosby
Corporate Secretary

                                                                      APPENDIX A
                              DIGITAL FUSION, INC.

                             AUDIT COMMITTEE CHARTER


                  This charter (this "Charter") of the audit committee (the "Audit Committee") of the Board of Directors (the "Board") of Digital Fusion, Inc. (the "Corporation") sets forth the rules of governance of the Audit Committee and has been duly adopted by the Board in compliance with Nasdaq's Marketplace Rules.

I.       AUDIT COMMITTEE PURPOSE

                  The Audit Committee is appointed by the Board to assist the Board in fulfilling its oversight responsibilities. To this end, the Audit Committee's primary duties and responsibilities are to:

1.       Support  the  independence  of  the  independent   auditors  and  their
         objective review and audit of the Corporation's annual financial statements.

2. Support the independence and funding of the internal auditors to help to assure that they have sufficient independence and resources to conduct internal audits as appropriate or necessary, free of interference or pressure.

3. Perform other functions, within the scope of the foregoing, which the Audit Committee deems necessary or appropriate to undertake from time to time.

                  The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Corporation's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

         In addition, the Audit Committee and the Board have the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the independent auditors. The independent auditors are ultimately accountable to the Audit Committee and the entire Board for such auditors' review of the financial statements and controls of the Corporation.

II.      AUDIT COMMITTEE COMPOSITION AND MEETINGS

1. Audit Committee members shall meet the applicable requirements of the National Association of Securities Dealers, Inc. The Audit Committee shall be comprised of three or more directors as determined by the Board, the majority of whom shall be independent, non-employee directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have past employment experience in the finance or accounting field.

2. Audit Committee members shall be appointed by the Board on recommendation of the Board's nominating committee or, if no such committee exists, then the Audit Committee Members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

3. The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately in executive session at least annually with the Corporation's management, the director of the internal auditing department, the independent auditors, and as an Audit Committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed. In addition, the Audit Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Corporation's financial statements and significant findings based upon the auditors' limited review procedures.

III.     AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

         The Audit Committee shall have the responsibility to perform the following:

1. On an annual basis (or more frequently as necessary or appropriate), review and reassess the adequacy of the Charter. Submit the Charter to the Board for approval and have the document published at least every three years in accordance with the regulations of the Securities and Exchange Commission (the "SEC").

2. On a periodic basis, review the Corporation's principal policies for accounting, internal control and financial reporting and, as applicable, review with management and the independent auditors any significant changes in the Corporation's accounting policies and review the effect on the Corporation's accounting policies of important pronouncements of the accounting profession and other regulatory bodies.

3.       Oversee independence of the independent auditors by:

         (a) receiving from the independent auditors, on a periodic basis, a formal written statement delineating all relationships between the independent auditors and the Corporation consistent with Independence Standards Board Standard No. 1;

         (b) reviewing, and actively discussing with the Board, if necessary, and the independent auditors, on a periodic basis, any disclosed relationships or services between the independent auditors and the Corporation or any other disclosed relationships or services that may impact the objectivity and independence of the auditors; and

         (c) recommending, if necessary, that the Board take certain action to satisfy itself of the auditor's independence.

4. On an annual basis, review management's recommendation for, and evaluation of the independence of, the Corporation's independent auditors and, based upon such review, recommend the appointment or discharge of such auditors.

5. On an annual basis, review with the independent auditors their plan, scope and timing of their audit and their audit fees and approve all such fees and other significant compensation to be paid to the independent auditors.

6. After completion of the audit by the independent auditors of the Corporation's annual financial statements, review with management and the independent auditors the audit report, the management letter relating to the audit report, any significant questions (resolved or unresolved) between management and the independent auditors that arose during the audit or in connection with the preparation of the Corporation's annual financial statements, and the cooperation afforded or limitations, if any, imposed by management on the conduct of the audit.

7. Review with management and the independent auditors, before publication, the Corporation's annual financial statements (including footnotes and any special disclosure questions) to be included in the annual report to stockholders and the annual report on Form 10-K or 10-KSB to be filed with the SEC. Discuss any significant changes to the Corporation's accounting principles and any items required to be communicated to the independent auditors in accordance with SAS 61.

8. Review with management and the independent auditors the company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Corporation's accounting principles and any items required to be communicated to the independent auditors in accordance with SAS 61. The Chair may represent the entire Audit Committee for purposes of this review.

9. Consider the independent auditors' judgment with respect to the quality and propriety of the Corporation's accounting principles as applied in its financial reporting.

10. On an annual basis (or more frequently as necessary or appropriate), review management's plans to engage the independent auditors to perform management advisory services.

11. On a periodic basis, review with management and the internal auditors the adequacy of the Corporation's internal accounting control system, the scope and results of the internal audit program, and the cooperation afforded or limitations, if any, imposed by management on the conduct of the internal audit program.

12. Review the budget, plan, changes in plan, activities and organizational structure of the internal audit department, as needed.

13. Review the appointment, performance and replacement of the senior internal audit executive.

14. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

15. On an annual basis, review with management, the Corporation's counsel and internal auditors, the procedures for monitoring compliance with the Corporation's policies on business integrity, ethics and conflicts of interest.

16. Review with management and the independent auditors the extent to which significant changes or improvements in important accounting and financial control practices, recommended by management or the independent auditors, have been implemented.

17. On a period basis, review the adequacy of the Corporation's accounting and financial control resources.

18.      Review reports on officers' and directors' expenses.

19. On an annual basis (or more frequently as necessary or appropriate), review with the Corporation's counsel any legal matters which may have a significant impact on the Corporation's financial statements, the Corporation's compliance with applicable laws and regulations, and inquiries received.

20. On a periodic basis, review the Corporation's financial planning policies and practices and financial objectives. Monitor the Corporation's financial condition and requirements for funds. Review periodically the Corporation's short-term and long-term capital expenditure plans and working capital position.

21. Review management recommendations with respect to the amount, timing, type and terms of public and private stock and debt issues and credit facilities.

22. On an annual basis, prepare a report to stockholders as required by the SEC. The report should be included in the Corporation's annual proxy statement.

                                                                      APPENDIX B

                   2005 DIGITAL FUSION, INC. STOCK OPTION PLAN


1. PURPOSE.

                  The purposes of the 2005 Digital Fusion, Inc. Stock Option Plan (the "Plan") are to advance the interests of Digital Fusion, Inc. ("Digital Fusion") and its stockholders by providing incentives and rewards to those individuals who are in a position to contribute to the long-term growth and profitability of Digital Fusion and any present or future subsidiaries and affiliates of Digital Fusion (collectively, the "Company"); to assist the Company in attracting, retaining and motivating highly qualified employees for the successful conduct of their business; and to make the Company's compensation program competitive with those of other similar employers.

2. DEFINITIONS.

                  2.1 "AWARD" means an award or grant made to a Participant under the Plan.

                  2.2  "AWARD   AGREEMENT"  means  the  agreement   provided  in
connection with an Award under the Plan.

                  2.3 "AWARD DATE" means the date that an Award is made, as specified in the Award Agreement.

                  2.4 "BOARD" means the Board of Directors of Digital Fusion.
                       -----

                  2.5 A "CHANGE IN CONTROL" shall be deemed to occur in the event that any of the following circumstances have occurred:

                           (i) Any "person" or "group" within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act (a) becomes the "beneficial owner", as defined in Rule 13d-3 under the Exchange Act, of 50% or more of the combined voting power of Digital Fusion's then outstanding securities, otherwise than through a transaction or series of related transactions arranged by, or consummated with the prior approval of, the Board of Directors of Digital Fusion (hereinafter referred to as the "Board") or (b) acquires by proxy or otherwise the right to vote 50% or more of the then outstanding voting securities of Digital Fusion, otherwise than through an arrangement or arrangements consummated with the prior approval of the Board for the election of directors, for any merger or consolidation of Digital Fusion or for any other matter or question.

                           (ii) During any period of 24 consecutive months (not including any period prior to the adoption of this section), Present Directors and/or New Directors cease for any reason to constitute a majority of the Board. For purposes of the preceding sentence, "Present Directors" shall mean individuals who at the beginning of such consecutive 24 month period were members of the Board and "New Directors" shall mean any director whose election by the Board or whose nomination for election by Digital Fusion's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were Present Directors or New Directors.

                           (iii) Consummation of (a) any consolidation or merger of Digital Fusion in which Digital Fusion is not the continuing or surviving corporation or pursuant to which shares of Stock would be converted into cash, securities or other property, other than a merger of Digital Fusion in which the holders of Stock immediately prior to the merger have the same proportion and ownership of common stock of the surviving corporation immediately after the merger or
                           (b) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of Digital Fusion; PROVIDED THAT, the divestiture of less than substantially all of the assets of Digital Fusion in one transaction or a series of related transactions, whether effected by sale, lease, exchange, spin-off, sale of the stock or merger of a subsidiary or otherwise, shall not constitute a Change in Control.

                  For purposes of this Section 2.5, the rules of Section 318(a) of the Code and the regulations issued thereunder shall be used to determine stock ownership.

                  2.6 "CODE" means the Internal Revenue Code of 1986, as now or hereafter amended.

                  2.7 "COMMITTEE" means the members of the Board appointed by the Board to administer the Plan pursuant to Section 4, or if no such Committee is appointed, the full Board.

                  2.8 "DISABILITY" means a Participant's inability to engage in any substantial gainful activity because of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of 12 months or longer. A Participant shall not be considered to be disabled hereunder unless the Participant furnishes proof of the existence thereof in such form and manner, and at such times, as the Committee may require.

                  2.9 "EMPLOYEE" means all employees of the Company, including officers of the Company, as well as officers of the Company who are also directors of the Company.

                  2.10 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                  2.11 "FAIR MARKET VALUE" for purposes of the Plan, unless otherwise required by any applicable provision of the Code or any regulation issued thereunder, means, as of any date, the mean of the high and low prices reported per share of Stock on the applicable date (i) as reported by the principal national securities exchange in the United States on which the Stock then traded or (ii) if not traded on any such national securities exchange, as quoted on the Nasdaq National Market or the Nasdaq SmallCap Market (collectively, the "Nasdaq Markets") (or, if the Stock has not been reported or quoted on such date, on the first day prior thereto on which the Stock was reported or traded). If the Stock is not readily tradable on a national securities exchange or a Nasdaq Market, its Fair Market Value shall be set in good faith by the Committee.

                  2.12 "INCENTIVE STOCK OPTION" or "ISO" means any Stock Option granted pursuant to this Plan which is designated in an Award Agreement as such by the Committee and which complies with Section 422 of the Code.

                  2.13 "NON-QUALIFIED STOCK OPTION" means any Stock Option granted pursuant to this Plan which is not an Incentive Stock Option.

                  2.14 "OPTION PRICE" means the purchase price of one share of Stock under a Stock Option.

                  2.15 "SETTLEMENT DATE" means, with respect to any Stock Option that has been exercised in whole or in part, the date or dates upon which shares of Stock are to be delivered to the Participant and the Option Price therefor paid.

                  2.16 "STOCK" means the Common Stock, par value $.01 per share, of Digital Fusion.


                  2.17   "STOCK   OPTION"  or   "OPTION"   means an  Award  that
entitles a  Participant  to  purchase a share of Stock.

3. PARTICIPATION.

                  The participants in the Plan ("Participants") shall be (a) all Employees, (b) directors of the Company and (c) such other persons or entities which provide services to the Company which are selected to participate in the Plan by the Committee.

4. ADMINISTRATION.

                  The Plan shall be administered by the Committee. Except as otherwise provided herein, the Committee shall have full power to: (i) interpret the Plan; (ii) determine who is eligible to be a Participant in the Plan; (iii) select Award recipients; (iv) set the terms and conditions of Awards; (v) establish administrative regulations to further the purpose of the Plan; and
(vi) take any other action desirable or necessary to interpret, construe or implement properly the provisions of the Plan. All decisions and acts of the Committee shall be final and binding upon all Participants.

5. AWARDS.

                  5.1 TYPES OF AWARDS. Awards are to be in the form of Stock Options.

                  5.2 AWARD AGREEMENTS. All Awards shall be made pursuant to Award Agreements between the Participant and the Company. Award Agreements shall set forth the details, conditions and limitations for each Award, which may include the term of the Award, the provisions applicable in the event the Participant's employment or service to the Company terminates, and the Company's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind any Award. In addition, the Award Agreement may include provisions relating to control of the Company and future issuances by the Company of debt and equity securities, such as "drag along" rights, "tag along" rights, "lock up" or "holdback" provisions in connection with recapitalizations, reorganizations, acquisitions, divestitures, debt-financings, private placements of the Company's securities, public offerings of the Company's securities and "voting agreement" provisions which the Company deems necessary or appropriate in good faith. The Award Agreements shall be in such form as the Committee approves from time to time.

                  5.3 MAXIMUM NUMBER OF SHARES AVAILABLE. The total number of shares of Stock optioned or granted under the Plan shall not exceed 750,000 shares. If an Award expires unexercised or is forfeited, surrendered, cancelled or settled in cash in lieu of Stock, shares of Stock previously set aside for such Awards shall be available for distribution in connection with future Awards.

                  5.4 ADJUSTMENT IN THE EVENT OF RECAPITALIZATION, ETC. In the event of any change in the outstanding shares of Digital Fusion by reason of any stock split, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change or in the event of any special distribution to the stockholders, the Committee shall make such equitable adjustments in the number and kind of shares and prices per share applicable to Awards then outstanding and in the number and kind of shares which are available thereafter for Awards as the Committee determines are necessary and appropriate. Any such adjustment shall be conclusive and binding for all purposes of the Plan.

6. STOCK OPTIONS.

                  6.1 GRANT OF AWARD. Stock Options may be awarded to any Participant, except that Incentive Stock Options may only be awarded to Participants who are also Employees. Except as otherwise provided below, Awards of Stock Options shall be subject to such terms and conditions as are established by the Committee and set forth in the Award Agreement. The Committee shall determine with respect to each Award of Stock Options and designate in the Award Agreement whether a Participant is to receive Incentive Stock Options or Non-Qualified Stock Options.

                  6.2 OPTION PRICE. The exercise price of each share of Stock subject to a Stock Option shall be specified in the grant. Notwithstanding the foregoing, no Stock Option shall be awarded which has an exercise price less than the Fair Market Value of the Stock on the date of grant, if such grant date is subsequent to an initial public offering of Stock by the Company. Additionally, if the Participant to whom an ISO is granted owns, at the date of grant, more than ten percent (10%) of the combined voting power of the Company, the exercise price of the ISO subject to such grant shall be not less than one hundred ten percent (110%) of the Fair Market Value.

                  6.3 VESTING AND EXERCISABILITY OF OPTIONS. A Stock Option by its terms shall not be exercisable after such period as determined by the Committee, PROVIDED, THAT, in no event shall a Stock Option be exercisable after the expiration of ten (10) years from the date such option is granted, except that an ISO granted to a Participant who, at the date of grant, owns Stock representing more than ten percent (10%) of the combined voting power of the Participating Company shall by its terms not be exercisable after the expiration of more than five (5) years from the date such Option is granted.

                         Subject  to  the  preceding  paragraph  and  except  as
otherwise provided herein, an Option shall be only exercisable by a Participant while the Participant is actively employed by or providing service to the Company, except the Option may be exercised: (i) in the case of a Participant's death, by the executor or administrator of Participant's estate or Participant's distributee during the three (3) month period commencing on the date of Participant's death; (ii) by the Participant during the three (3) month period commencing on the date of a Participant's Disability or termination of service or employment by the Company other than for cause; (iii) by the Participant during the three (3) month period commencing on the date of the Participant's termination of service or employment, by the Participant or the Company, after a Change in Control, unless such termination of employment is for cause; or (iv) if the Committee decides that it is in the best interest of the Company to permit individual exceptions. For purposes hereof, "cause" shall mean: (i) the disclosure or misuse of confidential information or trade secrets; (ii) activities in violation of Company policies; (iii) the violation or breach of any material provision in any employment contract or agreement between a Participant and any Company; (iv) engaging in conduct relating to the Participant's service to or employment with the Company for which either criminal or civil penalties may be sought; and (v) engaging in activities which adversely affect or which are inimical, contrary or harmful to the interest of the Company or its business operations. An Option may not be exercised pursuant to this paragraph after the expiration date of the Option. In no event may an Incentive Stock Option be exercised more than 12 months after a Participant's employment terminates due to Disability or three (3) months after such employment terminates for any other reason.

                  6.4 EXERCISE OF OPTION. Subject to the terms and conditions hereof and the terms and conditions specified in the respective Award Agreement, an Option may be exercised with respect to part or all of the shares subject to the Option by giving written notice to the Company of the exercise of the Stock Option. The Option Price for the shares for which an Option is exercised shall be paid within ten business days after the date of exercise in cash, in whole shares of Stock, in a combination of cash and such shares of Stock, or in any other manner that the Committee may approve. The value of any share of Stock delivered in payment of the Option Price shall be its Fair Market Value on the date the Option is exercised.

                  6.5 LIMITATION APPLICABLE TO ISOS. The aggregate Fair Market Value of all shares of Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any one calendar year, under the Plan or any other stock option plan maintained by the Company, shall not exceed the amount set forth in section 422(d) of the Code (currently $100,000). The fair market value of such shares of Stock shall be the Fair Market Value on the date the related Stock Option is granted.

7. SETTLEMENT OF AWARDS.

                  At the Committee's discretion, Awards may be settled in cash, shares of Stock, or any combination thereof. The Committee may (i) require or permit Participants to defer the issuance or vesting of shares of Stock or the settlement of Awards in cash and (ii) provide that deferred settlements include the payment or crediting of interest on deferred amounts.

8. GENERAL PROVISIONS.

                  8.1 TRANSFERABILITY OF AWARDS. Awards under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution or, in the case of Non-Qualified Stock Options only, unless otherwise determined by the Committee.

                  8.2 UNFUNDED PLAN. Nothing contained herein shall require the Company to segregate any monies from its general funds, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant for any year.

                  8.3 NO RIGHT TO EMPLOYMENT OR SERVICE. Participation in this Plan shall not affect the Company's right to discharge a Participant or constitute an agreement of employment or agreement to provide services between a Participant and the Company.

                  8.4 RIGHTS AS A STOCKHOLDER. Except as otherwise provided in any Award Agreement, a Participant shall have no rights as a stockholder of Digital Fusion until he or she becomes the holder of record of Stock.

                  8.5 APPLICABLE LAW. The validity, construction and effect of the Plan, and any actions taken or relating to the Plan, shall be determined in accordance with applicable federal law and the laws of the state in which the Company is incorporated.

                  8.6 SUCCESSORS AND ASSIGNS. The Plan and any Award Agreement shall be binding on all successors and assigns of a Participant, including, without limitation, the estate of the Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

9. AMENDMENT, SUSPENSION OR TERMINATION.

                  The Board may amend, suspend or terminate the Plan, including, but not limited to, such amendments as may be necessary or desirable resulting from changes in the federal income tax laws and other applicable laws, but may not, without approval by the holders of a majority of all outstanding shares entitled to vote on the subject at a meeting of stockholders of Digital Fusion, increase the total number of shares of Stock that may be optioned or granted under the Plan.

10. TAX WITHHOLDING.

                  The Company shall have the right to (i) require that shares of Stock be withheld in an amount sufficient to satisfy withholding of any federal, state or local taxes required by law and (ii) take such other action as may be necessary or appropriate to satisfy any such withholding obligations. The Committee may determine the manner in which such tax withholding shall be satisfied. The date the Option is exercised shall be the date used for purposes of determining the Fair Market Value of the shares of Stock used to satisfy the required tax withholding.

11. EFFECTIVE DATE AND DURATION OF THE PLAN.

                  The Plan shall be effective on the date of the approval of the Plan by the holders of a majority of the issued and outstanding shares of Stock and shall terminate on the tenth anniversary of the effective date. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled, and in such event each Stock Option granted hereunder shall, notwithstanding any of the preceding provisions of the Plan, be null and void and of no effect.


                                    * * * * *

                              DIGITAL FUSION, INC.
                             4940-A CORPORATE DRIVE
                            HUNTSVILLE, ALABAMA 35805


      PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF
                    SHAREHOLDERS TO BE HELD ON JUNE 28, 2005

         The undersigned hereby appoints Roy E. Crippen, III and Elena I. Crosby, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them or their substitutes to represent and to vote, as designated below, all the shares of stock of Digital Fusion, Inc. held of record by the undersigned on May 2, 2005, at the annual meeting of shareholders to be held on June 28, 2005 or any adjournment thereof.

1. ELECTION OF DIRECTORS |_| FOR all nominees listed below |_| WITHHOLD AUTHORITY
                            (except as marked to the       To vote for all nominees
                                contrary below).                 listed below.


(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A
               LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)

Roy E. Crippen, III, Jay M. Garner, O.G. Greene, G. Stewart Hall, Frank Libutti,
                         Charles F. Lofty, Gary S. Ryan


2.       PROPOSAL  TO  APPROVE   AMENDMENT  TO  THE  RESTATED   CERTIFICATE   OF
         INCORPORATION  TO INCREASE  THE NUMBER OF  AUTHORIZED  SHARES OF COMMON
         STOCK

                           |_|  FOR                  |_|  AGAINST               |_|  ABSTAIN


3. PROPOSAL TO APPROVE DIGITAL FUSION, INC.'S 2005 STOCK OPTION PLAN.

                           |_|  FOR                  |_|  AGAINST               |_|  ABSTAIN


4.       PROPOSAL TO RATIFY THE SELECTION OF PENDER NEWKIRK & COMPANY AS DIGITAL
         FUSION, INC.'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER
         31, 2005.

                           |_|  FOR                  |_|  AGAINST               |_|  ABSTAIN


5. In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                           |_|  FOR                  |_|  AGAINST               |_|  ABSTAIN


         THE SHARES  REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED.  IF NO
         DIRECTION  IS GIVEN,  THEY WILL BE VOTED FOR THE  ELECTION OF DIRECTORS
         AND FOR PROPOSALS IN ITEMS 2 AND 3.


         PLEASE  SIGN  EXACTLY AS NAME  APPEARS  BELOW.  WHEN SHARES ARE HELD BY
         JOINT TENANTS, BOTH SHOULD SIGN. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.



DATED:                                          , 2005
      ------------------------------------------

PLEASE MARK, SIGN, DATE AND RETURN                            Signature
THE PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE

----------------------------------------

                                                              Signature if held jointly